                                                                 EXHIBIT 23.4


                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS


Search Financial Services, Inc.
(F/K/A Search Capital Group, Inc.)
Dallas, Texas

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement (Form S-3) of our report dated May 23, 1997, relating to the consolidated financial statements of Search Financial Services, Inc. (F/K/A Search Capital Group, Inc.) for the year ended March 31, 1997, appearing in the Company's Form S-4 filed July 2, 1997.

We also consent to the reference to us under the caption "Experts" in the Prospectus.



                                            /s/ BDO SEIDMAN, LLP

                                            BDO SEIDMAN, LLP




Dallas, Texas
July 7, 1997

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



Search Financial Services, Inc.
(F/K/A Search Capital Group, Inc.)
Dallas, Texas

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our report dated May 23, 1997, relating to the consolidated financial statements of Search Financial Services, Inc. (F/K/A Search Capital Group, Inc.) which is contained in that Prospectus.

We also consent to the reference to us under the caption "Experts" in the Prospectus.



                                                 /s/ BDO SEIDMAN, LLP
                                                     BDO SEIDMAN, LLP



Dallas, Texas
July 7, 1997

                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS


Search Financial Services, Inc.
(F/K/A Search Capital Group, Inc.)
Dallas, Texas

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement (Form S-8) pertaining to the Search Capital Group, Inc. 1994 Employee Stock Option Plan of our report dated May 23, 1997, relating to the consolidated financial statements of Search Financial Services, Inc. (F/K/A Search Capital Group, Inc.) for the year ended March 31, 1997, appearing in the Company's Form S-4 filed July 2, 1997.




                                            /s/ BDO SEIDMAN, LLP

                                            BDO SEIDMAN, LLP




Dallas, Texas
July 7, 1997

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS




Search Capital Group, Inc.
Dallas, Texas



We herby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement (Form S-3) of our report dated May 21, 1996, except for Note 7 which is as of May 24, 1996, relating to the financial statements of Dealers Alliance Credit Corp. Our report contains an explanatory paragraph regarding a going concern uncertainty.


We also consent to the reference to us under the caption "Experts" in the Prospectus.



                                           /s/ BDO SEIDMAN, LLP
                                           ------------------------------------
                                           BDO SEIDMAN, LLP



Atlanta, Georgia
July 7, 1997